                                                                 EXHIBIT 10.7(c)



                     PRIVATE EQUITY LINE OF CREDIT AGREEMENT

                                     BETWEEN


                           KINGSBRIDGE CAPITAL LIMITED

                                       AND

                             COMPRESSENT CORPORATION






                          Dated as of December 3, 1997

                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
ARTICLE I        Certain Definitions..........................................................2
                Section 1.1   "Bid Price".....................................................2
                Section 1.2   "Call"..........................................................2
                Section 1.3   "Call Shares"...................................................2
                Section 1.4   "Capital Shares"................................................2
                Section 1.5   "Ceiling Price".................................................2
                Section 1.6   "Closing".......................................................3
                Section 1.7   "Closing Date"..................................................3
                Section 1.8   "Commitment Amount".............................................3
                Section 1.9   "Commitment Period".............................................3
                Section 1.10  "Common Stock"..................................................3
                Section 1.11  "Common Stock Equivalents"......................................3
                Section 1.12  "Effective Date"................................................4
                Section 1.13  "Equity Credit".................................................4
                Section 1.14  "Exchange Act"..................................................4
                Section 1.15  "Investment Amount".............................................4
                Section 1.16  "Market Price"..................................................4
                Section 1.17  "Material Adverse Effect".......................................4
                Section 1.18  "Optional Purchase Date"........................................5

                Section 1.19  "Optional Purchase Notice"......................................5
                Section 1.20  "Outstanding"...................................................5
                Section 1.21  "Person"........................................................5
                Section 1.22  "Principal Market"..............................................5
                Section 1.23  "Purchase Price"................................................5
                Section 1.24  "Registrable Securities"........................................6
                Section 1.25  "Registration Rights Agreement".................................6
                Section 1.26  "Registration, Statement".......................................6
                Section 1.27  "Regulation D"..................................................7
                Section 1.28  "SEC"...........................................................7
                Section 1.29  "Section 4(2)"..................................................7
                Section 1.30  "Securities Act"................................................7
                Section 1.31  "SEC Documents".................................................7
                Section 1.32  "Subscription Date".............................................7
                Section 1.33  "Trading Cushion"...............................................7
                Section 1.34  "Trading Day" ..................................................7
                Section 1.35  "Valuation Event"...............................................8
                Section 1.36  "Valuation Period"..............................................9
                Section 1.37  "Warrant".......................................................9
                Section 1.38  "Warrant Shares"................................................9

ARTICLE II                    Purchase and Sale of Common Stock..............................10
                Section 2.1   Investments....................................................10
                Section 2.2   Mechanics......................................................11

               Section 2.3 Closings..........................................................11
               Section 2.4 Adjustment Period.................................................12
               Section 2.5 Termination of Investment Obligation..............................13
               Section 2.6 Commitment Fee....................................................14

ARTICLE III                Conditions to Delivery of Optional

               Purchase Notices and Conditions to Closing....................................14

               Section 3.1  Conditions Precedent to the Obligation of the
                            Company to Issue and Sell Common Stock...........................14

               Section 3.2  Conditions Precedent to the Right of the
                            Company to Deliver an Optional Purchase
                            Notice and the Obligation of the Investor to
                            Purchase Call Shares.............................................15

               Section 3.3  Due Diligence Review and Non-Disclosure of Non-
                            Public Information...............................................20

ARTICLE IV                Representations and Warranties of Investor.........................22

               Section 4.1  Intent...........................................................22
               Section 4.2  Sophisticated Investor...........................................23
               Section 4.3  Authority........................................................23
               Section 4.4  Not an Affiliate.................................................23
               Section 4.5  Organization and Standing........................................23
               Section 4.6  Absence of Conflicts.............................................23
               Section 4.7  Disclosure; Access to Information................................24
               Section 4.8  Manner Of Sale...................................................24

ARTICLE V                        Representations and Warranties of the Company...............24
                  Section 5.1    Common Stock................................................24
                  Section 5.2    SEC Documents...............................................25
                  Section 5.3    No General Solicitation or Advertising in
                                 Regard to this Transaction..................................26
                  Section 5.4    Capitalization..............................................26
                  Section 5.5    Valid Issuances.............................................28
                  Section 5.6    Organization and Qualification..............................28
                  Section 5.7    Authorization; Enforcement..................................29
                  Section 5.8    Corporate Documents.........................................29
                  Section 5.9    No Conflicts................................................29
                  Section 5.10   No Material Adverse Change..................................31
                  Section 5.11   No Undisclosed Liabilities..................................31
                  Section 5.12   No Undisclosed Events or Circumstances......................31
                  Section 5.13   No Integrated Offering......................................32
                  Section 5.14   Litigation and Other Proceedings............................32
                  Section 5.15   No Misleading or Untrue Communication.......................32
                  Section 5.16   Non-Public Information......................................33
                  Section 5.17   Broker-Dealer Status........................................33

ARTICLE VI                       Covenants of the Company ...................................33
                  Section 6.1   Registration Rights .........................................33
                  Section 6.2   Reservation of Common Stock .................................33
                  Section 6.3   Listing of Common Stock .....................................34

                  Section 6.4   Exchange Act Registration.....................................34
                  Section 6.5   Legends.......................................................35
                  Section 6.6   Corporate Existence...........................................35
                  Section 6.7   Additional SEC Documents......................................35
                  Section 6.8   "Blackout Period".............................................35
                  Section 6.9   Expectations Regarding Optional Purchase Notices..............36
                  Section 6.10  Consolidation; Merger.........................................37
                  Section 6.11  Issuance of Call Shares and Warrant Shares....................37

ARTICLE VII           Covenants of the Investor ..............................................37

                  Section 7.1 ................................................................38
                  Section 7.2 ................................................................38

ARTICLE VIII          Legends ................................................................38

                  Section 8.1 Legends.........................................................38
                  Section 8.2 No Other Legend or Stock Transfer Restrictions..................40
                  Section 8.3 Investor's Compliance...........................................41

ARTICLE IX            Adjustments.............................................................41
                  Section 9.1 Adjustment of the Ceiling Price.................................41
                  Section 9.2 Notice of Adjustments...........................................51

ARTICLE X             Choice of Law ..........................................................51

                  Section 10.1 Choice of Law .................................................51

ARTICLE XI           Assignment; Entire Agreement, Amendment, Termination.....................51
                  Section 11.1 Assignment.....................................................52
                  Section 11.2 Termination....................................................52
                  Section 11.3 Entire Agreement, Amendment....................................52

ARTICLE XII          Notices; Indemnification.................................................52

                  Section 12.1  Notices.......................................................53
                  Section 12.2  Indemnification...............................................54
                  Section 12.3  Method of Asserting Indemnification Claims....................55

ARTICLE XIII         Miscellaneous............................................................62
                  Section 13.1  Counterparts..................................................62
                  Section 13.2  Entire Agreement..............................................62
                  Section 13.3  Survival; Severability........................................62
                  Section 13.4  Title and Subtitles...........................................63
                  Section 13.5  Reporting Entity for the Common Stock.........................63

                                    EXHIBITS

EXHIBIT A Form of Warrant

EXHIBIT B Form of Opinion of the Company's Independent Counsel

EXHIBIT C Form Certificate of Executive Officer of the Company

EXHIBIT D Form of Transfer Agent Instructions

EXHIBIT E Form of Adjustment Period Notice

                     PRIVATE EQUITY LINE OF CREDIT AGREEMENT
                                     Between
                           KINGSBRIDGE CAPITAL LIMITED
                                       And
                             COMPRESSENT CORPORATION
                          Dated as of December 3, 1997

        PRIVATE EQUITY LINE OF CREDIT AGREEMENT dated as of December 3, 1997 (the "Agreement"), between Kingsbridge Capital Limited (the "Investor"), an entity organized and existing under the laws of the British Virgin Islands, and Compressent Corporation. a corporation organized and existing under the laws of the State of Florida (the "Company").

        WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase, up to $10,000,000 of the Common Stock; and

        WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

        NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

        Section 1.1 "Bid Price" shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

        Section 1.2 "Call" shall mean each occasion the Company elects to exercise its right to tender an Optional Purchase Notice requiring the Investor to purchase a discretionary amount of the Company's Common Stock, subject to the terms of this Agreement.

        Section 1.3 "Call Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Call that has occurred or may occur in accordance with the terms and conditions of this Agreement.

        Section 1.4 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company with the exception of except for any common stock issued pursuant (i) to warrants, stock options, and convertible securities outstanding and described in the SEC Documents on file with the Commission as of the date of this Agreement
(ii) an offering of up to $3 million of Convertible Subordinated Notes convertible into Common Stock at between $7 and $10 per share, or (iii) pursuant to an Employee Stock Purchase Plan qualified under Section 423 of the Internal Revenue Code.

        Section 1.5 "Ceiling Price" shall mean one-hundred and fifty percent (150%) of the Market Price with respect to the Call Shares as of the Effective Date.

        Section 1.6 "Closing" shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1.

        Section 1.7 "Closing Date" shall mean, with respect to a Closing, the third Trading Day following the Optional Purchase Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

        Section 1.8 "Commitment Amount" shall mean the $10,000,000 up to which the Investor has agreed to provide to the Company in order to purchase Call Shares pursuant to the terms and conditions of this Agreement.

        Section 1.9 "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earlier to occur of (x) the date on which the Investor shall have purchased Call Shares pursuant to this Agreement for an aggregate Purchase Price of $10,000,000, (y) the date this Agreement is terminated pursuant to Section 2.5(b), or (z) the date occurring eighteen months from the date of commencement of the Commitment Period.

        Section 1.10 "Common Stock" shall mean the Company's common stock, par value $.001 per share.

        Section 1.11 "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

        Section 1.12 "Effective Date" shall mean the date on which the Securities Exchange Commission first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 3.2(a).

        Section 1.13 "Equity Credit." See Section 2.1(a)(2).

        Section 1.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        Section 1.15 "Investment Amount" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by the Investor to purchase Call Shares with respect to any Optional Purchase Date as notified by the Company to the Investor in accordance with Section 2.2 hereof.

        Section 1.16 "Legend." See Section 8.1.

        Section 1.17 "Market Price" on any given date shall mean the average of the lowest intra-day prices of the Common Stock over the Valuation Period. "Lowest intraday price" shall mean the lowest price of the Common Stock (as reported by Bloomberg L.P.) during any Trading Day.

        Section 1.18 "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter, into and perform its obligations under any of (a) this Agreement, (b) the Registration Rights Agreement, and (c) the Warrant.

        Section 1.19 "Optional Purchase Date" shall mean the Trading Day during the Commitment Period that an Optional Purchase Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.2(b) hereof.

        Section 1.20 "Optional Purchase Notice" shall mean a written notice to the Investor setting forth the Investment Amount that the Company intends to sell to the Investor.

        Section 1.21 "Outstanding" when used with reference to Common Shares or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

        Section 1.22 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        Section 1.23 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small-Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

        Section 1.24 "Purchase Price" shall mean the lesser of (i) eighty-eight percent (88%) (the "Purchase Price Percentage") of the Market Price upon an Optional Purchase

Date (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement) and (ii) the Ceiling Price.

      Section 1.25 "Registrable Securities" shall mean the Call Shares and the Warrant Shares until (i) the Registration Statement has been declared effective by the SEC and all Call Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Call Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Call Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or
(iv) such time as, in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, all Call Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

      Section 1.26 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor on the Subscription Date.

      Section 1.27 "Registration Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, and the Warrant and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

        Section 1.28 "Regulation D" shall mean Regulation D of the Securities
Act.

        Section 1.29 "SEC" shall mean the Securities and Exchange Commission ("SEC").

        Section 1.30 "Section 4(2)" shall mean Section 4(2) of the Securities
Act.

        Section 1.31 "Securities Act" shall have the definition ascribed to it in the recitals hereof.

        Section 1.32 "SEC Documents" shall mean the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

        Section 1.33 "Subscription Date" shall mean the date in which this Agreement is executed.

        Section 1.34 "Trading Cushion" shall mean the mandatory twenty (20) Trading Days between Optional Purchase Dates.

        Section 1.35 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

        Section 1.36 "Valuation Event" shall mean an event in which the Company at any time during a Valuation Period takes any of the following actions:

            (a) subdivides or combines its Common Stock;

            (b) pays a dividend in its Capital Stock or makes any other distribution of its Capital Shares;

            (c) issues any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration;

            (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

            (e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

            (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

            (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of the Investor at the time of a Call or exercise of the Warrant.

        Section 1.37 "Valuation Period" shall mean the period of five Trading Days during which the Purchase Price of the Common Stock is valued, which period shall be (i) with respect to the Purchase Price on any Optional Purchase Date, the two Trading Days preceding and the two Trading Days following the Trading Day on which an Optional Purchase Notice is deemed to be delivered, as well as the Trading Day on which such notice is deemed to be delivered; and (ii) with respect to the Exercise Price of Warrant Shares, the two Trading Days preceding and the two Trading Days following the Subscription Date, as well as the Subscription Date; provided, however, that if a Valuation Event occurs during any Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the fifth Trading Day thereafter.

        Section 1.38 "Warrant". See Section 2.6.

        Section 1.39 "Warrant Shares" shall mean all shares of Common Stock issued or issuable pursuant to exercise of the Warrant.

                                   ARTICLE II

                       PURCHASE AND SALE OF COMMON STOCK

        Section 2.1 Investments.

            (a) Calls. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article III hereof), on any Optional Purchase Date the Company may make a Call by the delivery of an Optional Purchase Notice. The number of Call Shares that the Investor shall receive pursuant to such Call shall be determined by dividing the Investment Amount specified in the Optional Purchase Notice by the Purchase Price on such Optional Purchase Date.

            (b) Minimum Amount of Calls. The Company shall, in accordance with
Section 2.2(a), issue and sell Call Shares to the Investor totaling (in aggregate Purchase Prices) at least $1,000,000. If the Company for any reason fails to issue and deliver such Call Shares during the Commitment Period, on the, first Trading Day after the expiration of the Commitment Period, the Company shall deliver to Investor a sum in cash equal to the greater of:

            1. ($1,000,000 minus the aggregate Investment Amounts of the Call Shares delivered hereunder) X $0.12; and

            2. ($1,000,000 minus the aggregate Investment Amounts of the Call Shares delivered hereunder) X (the Bid Price on the last Trading Day of the Commitment Period minus the Ceiling Price).

            (c) Maximum Amount of Calls. Unless the Company obtains Shareholder approval to the Agreement, no more than 1,008,000 shares of Common Stock may be issued and sold pursuant to Calls.

        Section 2.2 Mechanics.

        Optional Purchase Notice. At any time during the Commitment Period, the Company may deliver an Optional Purchase Notice to the Investor, subject to the conditions set forth in Section 3.2; provided, however, the Investment Amount for each Call as designated by the Company in the applicable Optional Purchase Notice shall be neither less than $300,000 nor more than $1,000,000.

        Date of Delivery of Optional Purchase Notice. An Optional Purchase Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day. No Optional Purchase Notice may be deemed delivered, on a day that is not a Trading Day.

        Section 2.3 Closings. On each Closing Date for a Call the Company shall deliver to the Investor one or more certificates, at the Investor's option, representing the Call Shares to be purchased by the Investor pursuant to Section
2.1 herein, registered in the name of the Investor or, at the Investor's option, deposit such certificate(s) into such account or accounts previously designated by the Investor and (ii) the Investor shall deliver to escrow the Investment Amount specified in the Optional Purchase Notice by wire transfer of immediately available funds to an account designated by the Company on or before the Closing Date. In addition, on or prior to the Closing Date, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the certificates to the Investor shall occur out of escrow immediately following the latter of the Company's deposit of the certificates representing the Call Shares and the Investor's deposit of the Investment Amount.

        Section 2.4 Adjustment Period.

        The Adjustment Period Notice. Provided the Company gives the Investor at least twenty-one (21) days' advance notice in the form of Exhibit E hereto, the Company may initiate an Adjustment Period (the "Adjustment Period" as defined below). The Company shall be permitted to deliver such Adjustment Period Notice only in the case the Company in good faith anticipates executing a merger or acquisition agreement within ninety (90) days of the giving of such Adjustment Period Notice and the giving of such notice would not constitute the giving of non-public information to the Investor.

        During the Adjustment Period, the Purchase Price shall be the lesser of
(i) eighty-three percent (83%) of the Market Price upon a Optional Purchase Date and (ii) 150% of the Market Price on the Subscription Date.

        The duration of the Trading Cushion shall be shortened to ten (10) Trading Days until the expiration of five consecutive weeks (the "Adjustment Period")

        During the Adjustment Period, the Company may not deliver an Optional Purchase Notice such that the number of Call Shares to be purchased by the Investor upon the applicable Closing, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than 4.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 2.4(c), in the event that the amount of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Optional Purchase Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares, would own more than 4.9% of the Common Stock following such Closing Date.

        Section 2.5 Termination of Investment Obligation. The obligation of the Investor to purchase shares of Common Stock shall terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason other than deferrals or suspension in accordance with Section 1.1(f) of the Registration Rights Agreement, as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act or (ii) the company shall at any time fail to comply with the requirements of Section 6.3, 6.4, 6.5 or 6.6.

        Section 2.6 Commitment Fee. On the Subscription Date, the Company will issue to the Investor a warrant, substantially in the form of Exhibit A hereto, exercisable beginning six months from the Subscription Date (the "Warrant") and then exercisable any time over the three-year period there following, to purchase an aggregate of 45,000 Warrant Shares at a price equal to 115% of the Market Price on the Subscription Date. The warrant shall be delivered by the Company to the Investor upon execution of this Agreement by the parties hereto. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

        Section 2.7 Additional Shares. In the event that, (a) within five Trading Days of any Closing Date, the Company gives notice to the Investor of an impending "blackout period" in accordance with Section 1.1(f) of the Registration Rights Agreement, and (b) the Bid Price on the Trading Day immediately preceding such "blackout period" ("Old Bid Price") is greater than the Bid Price on the first Trading Day following such "blackout period" that the Investor may sell its Registrable Securities pursuant to an effective Registration Statement ("New Bid Price"), then the Company shall issue to the Investor a number of additional shares of Registrable Securities equal to the difference between (X) the product of the number of Registrable Securities held by Investor immediately prior to the "blackout period" multiplied by the Old Bid Price, divided by the New Bid Price and (Y) the number Of Registrable Securities held by Investor immediately prior to the "blackout period".

      Section 2.8 Liquidated Damages. The parties hereto acknowledge and agree that the sum payable under Section 2.1(b) and the obligation to issue Registrable Securities under Section 2.7 above shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to make Calls with aggregate Purchase Prices totalling at least $10,000,000 or in connection with a "blackout" period under Section 1.1(f) of the Registration Rights Agreement, and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                   ARTICLE III

                       CONDITIONS TO DELIVERY OF OPTIONAL
                   PURCHASE NOTICES AND CONDITIONS TO CLOSING

      Section 3.1 Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock. The obligation hereunder of the Company to issue and sell the Call Shares to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

            (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

            (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.


        Section 3.2 Conditions Precedent to the Right of the Company to Deliver an Optional Purchase Notice and the Obligation of the Investor to Purchase Call Shares. The right of the Company to deliver an Optional Purchase Notice and the obligation of the Investor hereunder to acquire and pay for the Call Shares incident to a Closing is subject to the satisfaction, on (i) the date of delivery of such Optional Purchase Notice and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

            (a) Registration of the Common Stock with the SEC. As set forth in the Registration Rights Agreement, the Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities that shall have been declared effective by the SEC prior to the first Optional Purchase Date, but in no event later than ninety (90) days after Subscription Date.

            (b) Effective Registration Statement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

            (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been connected with no continuing impairment to the Company or the Investor.

            (d) Performance by the Company. The Company shall have performed, satisfied and complied, in all respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrant to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

            (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            (f) Adverse Changes. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

            (g) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the National Association of Securities Dealers, Inc. (the "NASD") and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

            (h) Legal Opinions. The Company shall have caused to be delivered to the Investor, (i) within five (5) Trading Days of the effective date of the Registration Statement and (ii) to the extent provided by Section 3.3, an opinion of the Company's independent counsel in the form of Exhibit B hereto, addressed to the Investor; provided, however, that in the event that such an opinion cannot be delivered by the Company's independent counsel to the Investor, the Company shall promptly revise the Registration

Statement and shall not deliver an Optional Purchase Notice. If an Optional Purchase Notice shall have been delivered in good faith without knowledge by the Company that an opinion of independent counsel can not be delivered as required, at the option of the Investor, either the applicable Closing Date shall automatically be postponed for a period of up to five (5) Trading Days until such an opinion is delivered to the Investor, or such Closing shall otherwise be canceled. In the event of such a postponement, the Purchase Price of the Common Stock to be issued at such Closing as determined pursuant of
Section 2.2 shall be the lower of the Purchase Price as calculated as of the originally scheduled Closing Date and as of the actual Closing Date. The Company's independent counsel shall also deliver to the investor upon execution of this Agreement an opinion in form and substance satisfactory to the Investor addressing, among other things, corporate matters and the exemption from registration under the Securities Act of the issuance of the Registrable Securities and the Warrant by the Company to the Investor under this Agreement.

            (i) Due Diligence. No dispute between the Company and the Investor shall exist pursuant to Section 3.3 as to the adequacy of the disclosure contained in the Registration Statement.

            (j) Ten Percent Limitation. On each Closing Date, the number of Call Sham then to be purchased by the Investor exceeding the number of such shares which, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 3.2(k), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the date upon which the Optional Purchase Notice associated with such Closing Date is given, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares, would own more than 9.9% of the Common Stock following such Closing Date.

               (k) Minimum Bid Price. The Bid Price equals or exceeds $6 U.S. from the Trading Day immediately preceding the date on which such Notice is deemed delivered until the Trading Day immediately preceding the Closing Date (as adjusted for stock splits, stock dividends, reverse stock splits, and similar events).

               (l) Minimum Average Trading Volume. The average trading volume for the Common Stock over the previous twenty (20) Trading Days equals or exceeds 22,500 shares per Trading Day.

               (m) No Knowledge. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such Notice is deemed delivered).

            (n) Trading Cushion. The Trading Cushion shall have elapsed since the immediately preceding Optional Purchase Date.

            (o) Shareholder Vote. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

            (p) Escrow Agreement. The parties hereto shall have entered into a mutually acceptable escrow agreement for the Purchase Prices due hereunder, providing for reasonable interest on any funds deposited into the escrow account established under such agreement.

            (q) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 3.2., including, without limitation, a certificate in substantially the form and substance of Exhibit C hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

        Section 3.3 Due Diligence Review and Non-Disclosure of Non-Public Information.

            (a) The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

            (b) The Company shall in no event disclose non-public information to the Investor, advisors to or representatives of the Investor (including, without limitation, in connection with the giving of the Adjustment Period Notice pursuant to Section 2.4) unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

            (c) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 3.3 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

        Section 4.1 Intent. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

        Section 4.2 Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

        Section 4.3 Authority. This Agreement has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

        Section 4.4 Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

        Section 4.5 Organization and Standing. Investor is duly organized, validly existing, and in good standing under the laws of the British Virgin Islands.

        Section 4.6 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, (b) conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

        Section 4.7 Disclosure: Access to Information. Investor has received all documents, records, books and other information pertaining to Investors investment in the Company that have been requested by Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and Investor has reviewed or received copies of any such reports that have been requested by it.

        Section 4.8 Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                    ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that:

        Section 5.1 Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the Nasdaq Small Cap Market.

        Section 5.2 SEC Documents. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        Section 5.3 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Call Shares, the Warrant, or the Warrant Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

        Section 5.4 Capitalization. As of the date Of the Agreement, the Company has authorized capital consisting of 50,000,000 shares of Common Stock, par value $0.001, and 150,000 shares of Series A Preferred Stock, par value $0.001. As of November 25, 1997, 5,042,202 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding. Under the Company's 1996 Stock Option Plan, the Company has authorized options to purchase 1,140,000 shares of its Common Stock, of which the Company has granted options to purchase 1,308,500 shares to certain employees and consultants of the Company (of which 292,333 shares have been cancelled). As of November 25, there were options to purchase 500,834 shares of Common Stock exercisable, and 123,833 options available for future grant by the Company. The Company has granted options to purchase 948,600 shares to certain employees and outside service providers of the Company outside its 1996 Stock Option Plan. As of November 25, 1997, there were outstanding warrants to purchase Common Stock as follows: (i) redeemable stock purchase warrants to purchase approximately 1,079,798 shares of common stock at an exercise price of $6.00 per share, (ii) underwriters' warrants to purchase 100,000 shares of Common Stock at an exercise price of $9.00 per share, (iii) underlying warrants to purchase 100,000 warrants, at a purchase price of $0.18375 per warrant (where each warrant purchased may be exercised to purchase one share of Common Stock at an exercise price of $9.00 per share), and (iv) placement agent warrants to purchase 8,791 shares of Common Stock at $10.00 per share. The Company also has outstanding subordinated promissory notes, in the principal amount of $1,000,000, which are convertible into Common, Stock at a conversion price per share of the lower of $10.00, or the closing high bid of the Common Stock on the day before the conversion date. As of November 25, 1997, the Company has reserved 3,024,742 shares of Common Stock for issuance upon redemption of warrants, exercise of options, and conversion of debt. Except as stated above, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

        Section 5.5 Valid Issuances. The sale of the Warrant may and will be properly issued pursuant to Rule 4(2), Regulation D and/or any applicable state law. When issued, the Call Shares and the Warrant Shares will be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Call Shares, the Warrant or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, or the Warrant will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Call Shares, the Warrant Shares or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Call Shares and the Warrant Shares shall not subject the Investor to personal liability by reason of the possession thereof.

        Section 5.6 Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Florida and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries. The Company does not own more than fifty percent (50%) of or control any other business entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

        Section 5.7 Authorization: Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, and the Warrant and to issue the Call Shares, the Warrant and the Warrant Shares,
(ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement and the Warrant by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, and the Warrant have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

        Section 5.8 Corporate Documents. The Company has finished or made available to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

        Section 5.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of Common Stock, the Warrant and each Additional Warrant do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws or
(ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided that, for purposes, of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock or the Warrant in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Nasdaq Small Cap Market referenced in Section 5. 1); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

        Section 5.10 No Material Adverse Change. Since September 30, 1996, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

        Section 5.11 No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, and are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since September 30, 1996 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company (other than convertible debt in the amount of $1,000,000).

        Section 5.12 No Undisclosed Events or Circumstances. Since September 30, 1996, no event or circumstance has occurred or exists with respect to the or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

        Section 5.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

        Section 5.14 Litigation and Other Proceedings. Except as may be set, forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect.

        Section 5.15 No Misleading Untrue Communication. The Company, any person representing the Company, and, to the best knowledge of the Company, any other person selling or offering to sell the Call Shares, the Warrant or the Warrant Shares in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

        Section 5.16 Non-Public Information. The Company neither possesses nor has disclosed to the Investor any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, an effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

        Section 5.17 Broker-Dealer Status. The Company has duly investigated its agent, Trinity Capital Advisors, Inc. ("Trinity"), and represents and warrants to the Investor that Trinity is a duly registered broker or dealer (or a duly registered representative of such a broker or dealer) under the Exchange Act, in accordance with the rules and regulation of the SEC.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

        Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

        Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Call, and the Warrant Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the minimum Purchase Price therefor under the terms of this Agreement and the Warrant respectively. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered hereunder and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to Warrant or adjustments pursuant to Article IX hereof.

        Section 6.3 Listing of Common Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Call

Shares and the Warrant Shares. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Call Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

        Section 6.4 Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

        Section, 6.5 Legends. The certificates evidencing the Common Stock to be sold by the Investor pursuant to Section 8.1 shall be free of legends, except as set forth in Article VIII.

        Section 6.6 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company

        Section 6.7 Additional SEC Documents. The Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

        Section 6.8 "Blackout Period". (a) The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities; (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Optional Purchase Notice during the of any of the foregoing events.

        Section 6.9 Expectations Regarding Optional Purchase Notices. Within ten
(10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify the Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Optional Purchase Notices. Such notification shall constitute only the. Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Optional Purchase Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

        Section 6.10 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a

"Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

        Section 6.11 Issuance of Call Shares Warrant Shares. The sale of the Call Shares and the issuance of the Warrant Shares pursuant to exercise of the Warrant shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law. Issuance of the Warrant Shares pursuant to exercise of the Warrant through a cashless exercise shall be made in accordance with the provisions and requirements of Section 3(a)(9) under the Securities Act and any applicable state law.

                                   ARTICLE VII

                            COVENANTS OF THE INVESTOR

        Section 7.1 The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

        Section 7.2 The Investor and its affiliates will not engage in short sales of the Company's Common Stock.

                                  ARTICLE VIII

                                     LEGENDS

        Section 8.1 Legends. Each of the Warrant and, unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE
EQUITY LINE OF CREDIT AGREEMENT BETWEEN COMPRESSENT CORPORATION AND KINGSBRIDGE CAPITAL LIMITED DATED DECEMBER 3, 1997. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT

EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE
OFFICES.

        Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit D hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor:

        (a) At any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement.

        (b) At any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities.

        Section 8.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII.

        Section 8.3 Investor's Compliance. Nothing in this Article VIII shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE IX

                                   ADJUSTMENTS

        Section 9.1 Adjustment of the Ceiling Price. The Ceiling Price and, accordingly, the number of Call Shares issuable upon a Call, shall be subject to adjustment from time to time upon the happening of certain events as follows:

        (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time during the Commitment Period, (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or a subdivision or combination of outstanding securities issuable upon a Call), (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or a subdivision or combination of Outstanding Capital Shares issuable upon a Call), or (iii) sells or transfers to another corporation the property of the Company as an entirety or substantially as an entirety, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, amend this Agreement or enter into a new Private Equity Line of Credit Agreement providing that the Investor shall have rights not less favorable to the Investor than those then applicable to this Agreement. Such amendment of this Agreement or new

Private Equity Line of Credit Agreement shall include, without limitation, the right to receive upon Calls under such, in lieu of each share of Common Stock theretofore issuable upon a Call hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon a Call had the Call been made immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
9. 1. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

        (b) Subdivision or Combination of Shares. If the Company, at any time during the Commitment Period, shall subdivide its Common Stock, the Ceiling Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time during the Commitment Period, shall combine its Common Stock, the Ceiling Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

        (c) Stock Dividends. If the Company at any time during the Commitment Period shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Ceiling Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Ceiling Price in effect immediately prior to such payment or other distribution by a fraction:

                1. the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

                2. the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution. The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

        (d) Issuance of Additional Capital Shares. If the Company, at any time during the Commitment Period, shall issue any Additional Capital Shares, otherwise than as provided in the foregoing subsections (a) through (c) above, at a price per share less, or for other consideration, lower than both the Bid Price and the Ceiling Price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Ceiling Price shall be reduced to that price determined by multiplying the Ceiling Price in effect immediately prior to such event by a fraction:

                1. the numerator of which shall be the number of Outstanding Capital Shares immediately prior to the issuance of the Additional Capital Shares plus the number of Capital Shares that the aggregate consideration for the total number of such Additional Capital Shares so issued would purchase at the then effective Bid Price, and

                2. the denominator of which shall be the number of Outstanding Capital Shares immediately after the issuance of the Additional Capital Shares.

        The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or
(c). The provisions of this subsection (d) shall not apply to the issuance of any Additional Capital Shares which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities.

        (e) Issuance of Warrants, Options or Other Rights. If the Company, at any time during the Commitment Period, shall issue any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance, then, upon the issuance of such warrants, options or other rights, the Ceiling Price shall be adjusted as provided in subsection (d) hereof on the basis that:

                1. the maximum number of Additional Capital Shares issuable on the date of determination (subject to adjustment on the date(s) of exercise) pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, and or other rights, and

                2. the aggregate consideration for such maximum number of Additional Capital Shares issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Capital Shares pursuant to such warrants, options, or other rights.

        (f) Issuance of Convertible or Exchangeable Securities. If the Company, at any time during the Commitment Period, shall issue any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance, then, upon the issuance of such convertible or exchangeable securities, the Ceiling Price shall be adjusted as provided in subsection (d) hereof on the basis that:

                1. the maximum number of Additional Capital Shares necessary on the date of determination (subject to adjustment on the date(s) of conversion or exchange) to effect the conversion or exchange of all such convertible or exchangeable securities shall be deemed to have been issued as of the date of issuance of such convertible or exchangeable securities, and

                2. the aggregate consideration for such maximum number of Additional Capital Shares shall be deemed to be the consideration received by the Company for the issuance of such convertible or exchangeable securities plus the minimum consideration received by the Company for the issuance of such Additional Capital Shares pursuant to the terms of such convertible or exchangeable securities.

        No adjustment of the Ceiling Price shall be made under this subsection
(f) upon the issuance of any convertible or exchangeable securities that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if the issuance of such warrants, options or other rights was subject to subsection (e) hereof.

        (g)     Reserved.

        (h) Liquidating Dividends, Etc. If the Company at any time during the Commitment Period makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (g)), then the Investor shall be entitled to receive upon such Call (for which the Purchase Price is the Ceiling Price), in addition to the Call Shares receivable in connection therewith, and without payment of any consideration other than the Purchase Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Call Shares that, on the record date for such distribution, are issuable upon such Call (with no further adjustment being made following any event that causes a subsequent adjustment in the number of Call Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

        (i) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in a Ceiling Price hereinabove provided in this Section 9.1:

                1. Computation of Consideration. To the extent that any Additional Capital Shares or any convertible or exchangeable securities or any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares or any convertible or exchangeable securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Capital Shares or convertible or exchangeable securities are offered by the Company for subscription, the subscription price, or, if such Additional Capital Shares or convertible or exchangeable securities are sold to or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Capital Shares issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible or exchangeable securities. In case of the issuance at any time of any Additional Capital Shares or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Capital Shares or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

                2       Readjustment of Ceiling Price. Upon the expiration of
the right to convert or exchange any convertible or exchangeable securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible or exchangeable securities, rights, options or warrants effected an adjustment in Ceiling Price, if any such convertible or exchangeable securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of Capital Shares deemed to be issued and Outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible or exchangeable securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Ceiling Price shall forthwith be readjusted and thereafter be the price that it would have been (but reflecting any other adjustments in the Ceiling Price made pursuant to the provisions of this Section 9.1 after the issuance of such convertible or exchangeable securities, rights, options or warrants) had the adjustment of the Ceiling Price made upon the issuance or sale of such convertible or exchangeable securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Capital Shares actually issued upon conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Capital Shares actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth in sub-subsection (i) hereof) shall be deemed to have been received by the Company. If the purchase price provided for in any rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Capital Shares changes at any time (other than under or by reason of provisions designed to protect against dilution), the Ceiling Price in effect at the time of the change shall be adjusted to the Ceiling Price that would have been in effect at such time had such rights, options, warrants or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

        (j) Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing subsections (a) through (h) hereof, inclusive, that in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Investor at the time of a Call, the Ceiling Price shall be adjusted in such manner and at such time as the Board or Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

        (k) No Adjustments. No adjustments shall be made to the Ceiling Price shall be made whatsoever as a result of (i) warrants and stock options granted or reserved for issuance to employees and directors as described in the SEC Documents on file with the Commission as of the date of this Agreement, (ii) an outstanding offering of up to $3 million of Convertible Subordinated Notes convertible into Common Stock at between $7 and $10 per share (iii) pursuant to an Employee Stock Purchase Plan qualified under Section 423 of the Internal Revenue Code, (iv) the purchase and sale of the Call Shares hereunder, (v) the Warrant, or (vi) any Common Stock issuable upon conversion or exercise of any of the foregoing.

        Section 9.2 Notice of Adjustments. Whenever the Ceiling Price under the terms of this Agreement shall be adjusted pursuant to Section 9.1 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Ceiling Price and number of Call Shares purchasable at that Ceiling Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Investor.

                                    ARTICLE X
                                  CHOICE OF LAW

        Section 10.1 Choice of Law. This Agreement shall be construed under the laws of the State of California, without giving effect to provisions regarding conflicts of law or choice of law.

                                   ARTICLE XI

              ASSIGNMENT; ENTIRE AGREEMENT, AMENDMENT; TERMINATION

        Section 11.1 Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person, and (b) the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) upon the prior written consent of the Company, which consent shall not to be unreasonably withheld.

        Section 11.2 Termination. This Agreement shall terminate eighteen months after the commencement of the Commitment Period; provided, however, that the provisions of Articles VI, VII, VIII, X, XI, and XII shall survive the termination of this Agreement.

        Section 11.3 Entire Agreement, Amendment. This Agreement, the Registration Rights Agreement, and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto.

                                   ARTICLE XII

                            NOTICES; INDEMNIFICATION

        Section 12.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

        If to Compressent Corporation:

                      Abraham Ostrovsky
                      Chairman and Chief Executive Officer
                      2105 Hamilton Avenue, Suite 140
                      San Jose, CA 95125-5900
                      Fax No. (408) 559-8793

        with a copy to (shall not constitute notice):

                      Mike Danaher, Esq.
                      Wilson, Sonsini, Goodrich & Rosati
                      650 Page Mill Road
                      Palo Alto, CA 94304-1050
                      Fax No. (650) 845-5000

        If to the Investor:

                      Adam Gurney
                      Kingsbridge Capital Limited
                      Main Street
                      Kilcullen, County Kildare
                      Republic of Ireland
                      Fax No. 011-35345482003

        with a copy to (shall not constitute notice):

                      Sara Hanks, Esq.
                      Rogers & Wells
                      200 Park Avenue
                      New York, NY 10166
                      Fax No. (212) 878-8375

        Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days prior written notice of such changed address or facsimile number to the other party hereto.

        Section 12.2 Indemnification. The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages (as defined in the Registration Rights Agreement), joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, unless such Damages result primarily from the Investor's gross negligence, recklessness or bad faith in performing its obligations under this Agreement.

        Section 12.3 Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 12.2 will be asserted and resolved as follows:

        (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 12.2 (an "Indemnified Party") might seek indemnity under Section 12.2 is asserted against or sought to be collected from such Party by a person other than the Company, the Investor or any affiliate of the Company or (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 12.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section
12.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                1.      If the Indemnifying Party notifies the Indemnified
Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
Section 12.3(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party will not be indemnified in full pursuant to Section 12.2). The Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof, provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party, elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right, to indemnity under Section
12.2 with respect to such Third Party Claim.

                2. If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 12.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the

Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                3. If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 12.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.

        (b)     In the event any Indemnified Party should have a claim under
Section 12.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 12.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.

        (c) Any dispute under this Agreement or the Warrant shall be submitted to arbitration (including, without limitation, pursuant to this Section 12.3) and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (the "Board of Arbitration") selected as hereinafter provided. Each of the Indemnified Party and the Indemnifying Party shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for such purpose by the Indemnified Party. The Board of Arbitration shall meet on consecutive business days in Santa Clara County, California or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the Indemnifying Party is required to pay to the Indemnified Party in respect of a claim filed by the Indemnified Party. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow such rules and procedures as a majority of the members of the Board of Arbitration deem necessary or appropriate. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to the Indemnified Party and the Indemnifying Party. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the Indemnified Party and the Indemnifying Party and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. Each party to any arbitration shall bear its own expense in relation thereto, including but not limited to such party's attorneys' fees, if any, and the expenses and fees of the Board of Arbitration shall be divided between the Indemnifying Party and the Indemnified Party in the same proportion as the portion of the related claim determined by the Board of Arbitration to be payable to the Indemnified Party bears to the portion of such claim determined not to be so payable.

                                  ARTICLE XIII

                                 Miscellaneous

        Section 13.1 Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

        Section 13.2 Entire Agreement. This Agreement, the Exhibits hereto, the Warrant, and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

        Section 13.3 Survival: Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

        Section 13.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        Section 13.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

        IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                       KINGSBRIDGE CAPITAL LIMITED:


                                       By: /s/ ADAM GURNEY
                                           -------------------------------------
                                           Adam Gurney
                                           Director


                                       COMPRESSENT CORPORATION


                                       By:
                                           -------------------------------------
                                           Abraham Ostrovsky
                                           Chairman and Chief Executive Officer

        IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                       KINGSBRIDGE CAPITAL LIMITED:


                                       By:
                                           -------------------------------------
                                           Adam Gurney
                                           Director


                                       COMPRESSENT CORPORATION


                                       By: /s/ ABRAHAM OSTROVSKY
                                           -------------------------------------
                                           Abraham Ostrovsky
                                           Chairman and Chief Executive Officer

                                                                       EXHIBIT A

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE OF CREDIT AGREEMENT, DATED AS OF DECEMBER 3, 1997, BETWEEN COMPRESSENT CORPORATION AND KINGSBRIDGE CAPITAL LIMITED. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

                                                                DECEMBER 3, 1997

        Warrant to Purchase up to 45,000 Shares of Common Stock of Compressent Corporation.

        Compressent Corporation, a Florida corporation (the "Company"), hereby acknowledges that Kingsbridge Capital Limited (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period up to 45,000 fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), as the same may be adjusted pursuant to
Section 6 herein, at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 6 herein. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Warrant is subject to the provisions of the Registration Rights Agreement (as defined below).

                Section 1.      Definitions.

                "Agreement" shall mean the Private Equity Line of Credit Agreement, dated as of December 3, 1997, between the Company and the Investor.

                "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company with the exception of except for any common stock issued pursuant (i) to warrants, stock options, and convertible securities outstanding and described in the SEC Documents on file with the Commission as the date of this Agreement (ii) an offering of up to $3 million of Convertible Subordinated Notes convertible into Common Stock at between $7 and $10 per share, or (iii) pursuant to an Employee Stock Purchase Plan qualified under Section 423 of the Internal Revenue Code.

     "Date of Exercise" shall mean the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within reasonable time thereafter. If the Warrant Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is received by the Company.

     "Exercise Period" shall mean that period beginning on June 2, 1998 and ending on June 2, 2001; provided that such period shall be extended one day for each day after June 2, 1998, that a Registration Statement is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

     "Exercise Price" shall mean 115% of the Market Price for the Common Stock on the Subscription Date.

     "Per Share Warrant Value" shall mean the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day next preceding the Date of Exercise.

     "Registration Rights Agreement" shall mean the registration rights agreement, dated as of December 3, 1997, between the Company and the Investor.

     "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Warrant; and

     other capitalized terms used herein that are defined in the Agreement shall have the same means herein as therein.

     Section 2.     Cash Exercise: Net Exercise.

     This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time during the Exercise Period by surrender of this Warrant, together with the form of exercise attached hereto as Exhibit A (the "Exercise Form") duly executed by Warrant Holder, together with the full Exercise Price for each share of Common Stock as to which this Warrant is exercised to the Company at the address set forth in Section 13 hereof. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares.

     This Warrant may be exercised at any time during the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Warrant Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the holder shall surrender this Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Warrant Shares for which this Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day next preceding the Date of Exercise. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Warrant Shares.

     Section 3. Ten Percent Limitation. The Warrant Holder may not exercise this Warrant such that the number of Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned by the Warrant Holder would result in the Warrant Holder owning more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. As of any date prior to the Date of Exercise, the aggregate number of shares of Common Stock into which this Warrant is exercisable, together with all other shares of Common Stock then beneficially owned (as such term is defined in Rule 16a-1 under the Exchange Act) by such Warrant Holder and its affiliates, shall not exceed 9.9% of the total outstanding shares of Common Stock as of such date.

     Section 4.     Delivery of Stock Certificates.

     (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

     (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall receive in cash an amount equal to the Bid Price of such fractional share within three (3) Trading Days.

        Section 5.      Covenants of the Company.

        (a) The Company shall use its reasonable best efforts to insure that a Registration Statement under the Securities Act covering the resale or other disposition thereof of the Warrant Shares by the Warrant Holder is effective to the extent required by the Registration Rights Agreement.

        (b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation the notification of the Nasdaq Small Cap Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

        (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

        (d) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

        (e) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

        (f) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the Securities and Exchange Commission (the "SEC"), that may at any time permit the Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

        Section 6. Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Warrant Shares issuable upon exercise of the Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

        (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange. If the Company, at any time while this Warrant is unexpired and not exercised in full, (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of the Warrant) or (ii) consolidates, merges or effects a mandatory share exchange with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of the Warrant) at any time while this Warrant is unexpired and not exercised in full, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefore, amend this Warrant or enter into a new Warrant providing that the Warrant Holder shall have rights not less favorable to the holder than those then applicable to this Warrant and to receive upon exercise under such amendment of this Warrant or new Warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Warrant had the Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer. Such amended Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6.1. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

      (b) Subdivision or Combination of Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, the Exercise Price shall be proportionately reduced as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date, whichever is earlier. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall combine its Common Stock, the Exercise Price shall be proportionately increased as of the effective date of such combination, or, if the Company shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

      (c) Stock Dividends. If the Company, at any while this Warrant is unexpired and not exercised in full, shall pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or other distribution by a fraction:

            1. the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such dividend or distribution, and

            2. the denominator of which shall be the total number of Outstanding Capital Shares immediately after such dividend or distribution. The provisions of this subsection (c) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a) or (b).

      (d) Issuance of Additional Capital Shares. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any additional Capital Shares ("Additional Capital Shares"), otherwise than as provided in the foregoing subsections (a) through (c) above, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Exercise Price shall be reduced to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

              1. the numerator of which shall be the number of Outstanding Capital Shares immediately prior to the issuance of the Additional Capital Shares plus the number of Capital Shares that the aggregate consideration for the total number of such Additional Capital Shares so issued would purchase at the then effective Bid Price, and

            2. the denominator of which shall be the number of Outstanding Capital Shares immediately after the issuance of the Additional Capital Shares. The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or
(c). The provisions of this subsection (d) shall not apply to the issuance of any Additional Capital Shares that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities.

      (e) Issuance of Warrants, Options or Other Rights. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance, then, upon the issuance of such warrants, options or other rights, the Exercise Price shall be adjusted as provided in subsection
(d) hereof on the basis that:

            1. the maximum number of Additional Capital Shares issuable on the date of determination (subject to adjustment on the date(s) of exercise) pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, options or other rights, and

            2. the aggregate consideration for such maximum number of Additional Capital Shares issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Capital Shares pursuant to such warrants, options, or other rights.

              (f) Issuance of Convertible or Exchangeable Securities. If the Company, at any time while this Warrant is unexpired and not exercised in full, shall issue any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance, then, upon the issuance of such convertible or exchangeable securities, the Exercise Price shall be adjusted as provided in subsection (d) hereof on the basis that:

              1. the maximum number of Additional Capital Shares necessary on the date of determination (subject to adjustment on the date(s) of conversion or exchange) to effect the conversion or exchange of all such convertible or exchangeable securities shall be deemed to have been issued as of the date of issuance of such convertible or exchangeable securities, and

              2. the aggregate consideration for such maximum number of Additional Capital Shares shall be deemed to be the consideration received by the Company for the issuance of such convertible or exchangeable securities plus the minimum consideration received by the Company for the issuance of such Additional Capital Shares pursuant to the terms of such convertible or exchangeable securities.

              No adjustment of the Exercise Price shall be made under this subsection (f) upon the issuance of any convertible or exchangeable securities that are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if the issuance of such warrants, options or other rights was subject to subsection (e) hereof.

              (g) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6.1, the number of Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Warrant Shares issuable prior to an adjustment by a fraction:

              1. the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 6.1; and

              2. the denominator of which shall be the Exercise Price after such adjustment.

              (h) Liquidating Dividends, Etc. If the Company, at any while this Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (g) while an exercise is pending, then the Warrant Holder shall be entitled to receive upon such exercise of the Warrant in addition to the Warrant

Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of Warrant Shares issuable), and an appropriate provision therefor shall be made a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

     (i) Other Provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in a Exercise Price hereinabove provided in this Section 6.1:

     1. Computation of Consideration. To the extent that any Additional Capital Shares or any convertible or exchangeable securities or any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares or any convertible or exchangeable securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Capital Shares or convertible or exchangeable securities are offered by the Company for subscription, the subscription price, or, if such Additional Capital Shares or convertible or exchangeable securities are sold to or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extend that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Capital Shares issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the addition consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Capital Shares issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible or exchangeable securities. In case of the issuance at any time of any Additional Capital Shares or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Capital Shares or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

     2. Readjustment of Exercise Price. Upon the expiration of the right to convert or exchange any convertible or exchangeable securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible or exchangeable securities, rights.

options or warrants effected an adjustment in Exercise Price, if any such convertible or exchangeable securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of Capital Shares deemed to be issued and Outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible or exchangeable securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Exercise Price shall forthwith be readjusted and thereafter be the price that it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 6.1 after the issuance of such convertible or exchangeable securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such convertible or exchangeable securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Capital Shares actually issued upon conversion or exchange of such convertible or exchangeable securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Capital Shares actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth in sub-subsection (i) hereof) shall be deemed to have been received by the Company. If the purchase price provided for in any rights, options or warrants, or the additional consideration (if any) payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Capital Shares changes at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of the change shall be adjusted to the Exercise Price that would have been in effect at such time had such rights, options, warrants or convertible or exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold.

     3. Other Action Affecting Capital Shares. In case after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing subsections (a) through (h) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board or Directors on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

     (j) No Adjustments. No adjustments shall be made to the Exercise Price shall be made whatsoever as a result of (i) warrants and stock options granted or reserved for issuance to employees and directors as described in the SEC Documents on file with the Commission as of the date of this Agreement, (ii) an outstanding offering of with up to $3 million of Convertible Subordinated Notes convertible into Common Stock at between $7 and $10 per share, (iii) an Employee Stock Option Plan qualified under Section 423 of the Internal Revenue Code, (iv) the purchase and sale of the Call Shares hereunder, (v) and the Warrant, or (vi) any Common Stock issuable upon conversion or exercise of any of the foregoing.

        (k) In the event the Company shall, at a time while the Warrant is unexpired and outstanding, take any action which pursuant to subsections (a) through (g) of this Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Warrant Holder at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Warrant prior to such action becoming effective.

        Section 6.1 Notice of Adjustments. Whenever the Exercise Price or number of Warrant Shares shall be adjusted pursuant to Section 6.1 hereof, the Company shall promptly make a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Holder of the Warrant. In the event the Company shall, at a time while the Warrant is unexpired and not exercised in full, take any action that pursuant to subsections (a) through
(g) of Section 6.1 may result in an adjustment of the Exercise Price, the Company shall give to the Holder of the Warrant at its last address known to the Company written notice of such action ten (10) days in advance of its effective date in order to afford to the Holder of the Warrant an opportunity to exercise the Warrant prior to such action becoming effective.

        Section 7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

        Section 8. Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

        Section 9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        Section 10. Choice of Law. This Agreement shall be construed under the laws of the State of California, without giving effect to provisions regarding conflicts of law or choice of law.

        Section 11. Entire Agreement: Amendments. This Warrant, the Registration Rights Agreement, and the Agreement contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

        Section 12.     Restricted Securities.

        (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon the provisions of Section 4(2) promulgated by the SEC under the Securities Act. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

        (b) Legend. The Warrant and any Warrant Shares issued upon exercise thereof, shall bear the following legend:

        "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANS-FERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT

        UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE OF CREDIT AGREEMENT, DATED AS OF DECEMBER 3, 1997, BETWEEN COMPRESSENT CORPORATION AND KINGSBRIDGE CAPITAL LIMITED. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES."

Removal of such legend shall be in accordance with the legend removal provisions in the Agreement.

        (c) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 12(b) has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Section 12.

        (d) Assignment. Assuming the conditions of Section 12(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

        (e) Investor's Compliance. Nothing in this Section 12 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

        Section 13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) personally served (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile (with accurate confirmation generated by the transmitting facsimile machine) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

        if to Compressent
         Corporation:                   Abraham Ostrovsky
                                        Chairman and Chief Executive Officer
                                        2105 Hamilton Avenue, Suite 140
                                        San Jose, CA 95125-5900
                                        Fax No. (408) 559-8793

        with a copy to:         Mike Danaher, Esq.
                                        (shall not constitute notice)
                                        Wilson, Sonsini, Goodrich & Rosati
                                        650 Page Mill Road
                                        Palo Alto, CA 94304-1050
                                        Fax No. (650) 845-5000

        if to the Investor:     Adam Gurney
                                        Kingsbridge Capital Limited
                                        Main Street
                                        Kilcullen County Kildare
                                        Republic of Ireland
                                        Fax No. 353 45 482 003

        with a copy to:         Sara Hanks, Esq.

                                        (shall not constitute notice)

                                        Rogers & Wells

                                        200 Park Avenue

                                        New York, NY  10166

                                        Fax No. (212)  878-8375

Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

        Section 14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

        IN WITNESS WHEREOF, this Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPRESSANT CORPORATION


By:
    ----------------------------------------------
    Name: Abraham Ostrovsky
    Title: Chairman and Chief Executive Officer


Attested:



By:
    ----------------------------------------------
    Name:
    Title: Secretary

                            EXHIBIT A TO THE WARRANT

                                 EXERCISE FORM

                            COMPRESSENT CORPORATION

     The undersigned hereby irrevocably exercises the right to purchase _____________ shares of Common Stock of COMPRESSENT CORPORATION, a Florida corporation, evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of [cash or check in the amount of $_______], [_______ Warrant Shares, which represent the amount of Warrant Shares as provided in the attached Warrant to be canceled in connection with such exercise], all in accordance with the conditions and provisions of said Warrant.

     The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.


Dated:
      -------------------------------------

-------------------------------------------

Signature of Registered Holder

Name of Registered Holder (Print)



-------------------------------------------
Address

                                     NOTICE

     The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            EXHIBIT B TO THE WARRANT

                                   ASSIGNMENT



        (To be executed by the registered Warrant Holder desiring to transfer the Warrant)

        FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ____________ shares of the Common Stock of COMPRESSENT CORPORATION evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.


Dated:


_______________________________________________
Signature

Fill in for new Registration of Warrant:



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
Please print name and address of assignee

      (including zip code number)

                                     NOTICE

        This signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                 [WILSON SONSINI GOODRICH & ROSATI LETTERHEAD]

                                December 3, 1997

Kingsbridge Capital Limited
Main Street
Kilcullen, County Kildare
Republic of Ireland

Re: Private Equity Line of Credit Agreement between Kingsbridge Capital Limited and Compressent Corporation dated December 3, 1997

Ladies and Gentlemen:

     This opinion is furnished to you pursuant to Section 3.2(h) of the Private Equity Line of Credit Agreement Between Kingsbridge Capital Limited, a British Virgin Islands entity (the "Investor") and Compressent Corporation (the "Company"), dated December 3, 1997 (the "Line of Credit Agreement"), complete with exhibits thereto, which provides for the issuance and sale by the Company of up to 1,008,000 shares of Common Stock of the Company (the "Call Shares"), a warrant to purchase 45,000 shares of Common Stock of the Company (the "Warrant"), and the shares of Common Stock issued or issuable pursuant to exercise of the Warrant (the "Warrant Shares"). All terms used herein have the meanings defined for them in the Line of Credit Agreement unless otherwise defined herein.

     We have acted as counsel for the Company in connection with the negotiation of the Line of Credit Agreement and the Registration Rights Agreement between the Investor and the Company, dated December 3, 1997 (the "Registration Rights Agreement") (collectively, the "Agreements"). As counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expression "to our knowledge" or similar language with reference to matters of fact means that, after an examination of documents made available to us by the Company including, without limitation, the Articles of Incorporation and Bylaws of the Company, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually

WILSON SONSINI GOODRICH & ROSATI
Kingsbridge Capital Limited
December 3, 1997
Page 2


incorrect. Further, the expression "to our knowledge" or similar language with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the transactions contemplated thereby. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

     For purposes of this opinion, we are assuming that you have all requisite power and authority, and have taken any and all necessary corporate or partnership action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by the Investor in the Agreements and pursuant thereto are true and correct. We are also assuming that the Investor will be purchasing the Call Shares and the Warrant Shares for value, in good faith and without notice of any adverse claims within the meaning of the California Uniform Commercial Code.

     The opinions hereinafter expressed are subject to the following qualifications:

             (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors;

             (b) We express no opinion as to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

             (c) We express no opinion as to compliance with applicable anti-fraud provisions of federal or state securities laws;

             (d) We express no opinion as to the enforceability of the indemnification provisions of Section 12 of the Line of Credit Agreement and
Article III of the Registration Rights Agreement, to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions;

             (e) We express no opinion as to the enforceability of the various liquidated damages and penalty provisions in the Line of Credit Agreement and Registration Rights Agreement; and

             (f) We are member of the Bar of the State of California, and we express no opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America and laws of the State of California.

WILSON SONSINI GOODRICH & ROSATI
     Kingsbridge Capital Limited
     December 3, 1997
     Page 3


     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the law of the State of Florida and has all requisite power and authority (corporate and other) to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. To our knowledge, the Company does not have any subsidiaries. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the Company owns or leases property, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     2. To our knowledge, except as disclosed in the SEC Documents, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such, nor has the Company received any written threat of any such claims, actions, suits, proceedings, or investigations which are required to be and have not been disclosed in the SEC Documents.

     3. To our knowledge, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except (i) as described in the Company's representations in the Line of Credit Agreement.

     4. The issuance of the Warrant is, and the issuance of the Warrant Shares on exercise of the Warrant as provided in the Warrant and the issuance of Call Shares pursuant to any calls that may be made by the Company in accordance with the Agreements will be, exempt from registration under the Securities Act of 1933 and will be in compliance with California state securities laws. The Warrant is, and when so issued the Call Shares and the Warrant Shares will be, duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company's Articles of Incorporation (the "Articles") or Bylaws or, to our knowledge, in any agreement to which the Company is party which has been filed with the SEC.

     5. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Call Shares, the Warrant, and the Warrant Shares. The execution, issuance and delivery of the Agreements and the Warrant by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and not further consent or authorization of the Company's Board of Directors or stockholders is required. The Agreements and the Warrant have been duly executed and delivered by the Company and constitute valid and binding

WILSON, SONSINI, GOODRICH & ROSATI
Kingsbridge Capital Limited
December 3, 1997
Page 4

obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     6. To our knowledge, the Company is not in violation of any terms of its Articles or Bylaws. The execution, delivery and performance of and compliance with the terms of the Agreements, and the issuance of the Call Shares, Warrant, and the Warrant Shares, do not violate any provision of the Articles or Bylaws or, to our knowledge, any provision of any applicable federal or state law, rule or regulation.

     This opinion is furnished to the Purchaser solely for its benefit in connection with the purchase of the Shares, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                              Very truly yours,

                              WILSON, SONSINI, GOODRICH & ROSATI
                              Professional Corporation


                              /s/ WILSON, SONSINI, GOODRICH & ROSATI

                                   EXHIBIT C

                             COMPLIANCE CERTIFICATE
                            COMPRESSENT CORPORATION

     The undersigned, Abraham Ostrovsky, hereby certifies, with respect to shares of common stock of the Company issuable in connection with the Optional Purchase Notice date _______ (the "Notice"), delivered pursuant to Article II of the Agreement, as follows:

     1. The undersigned is the duly elected Chairman and Chief Executive Officer of the Company.

     2.   The representations and warranties of the Company set forth in
Article V of the Agreement dated as of December 3, 1997, are true and correct in all material respects as though made on and as of the date hereof.

     3. The Company has performed with all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Notice and has complied with all obligations and conditions contained in Article III of the Agreement.

     The undersigned has executed this Certificate this ____ day of ________, 199__.



                                        --------------------------------------
                                        Abraham Ostrovsky
                                        Chairman and Chief Executive Officer

                                   EXHIBIT D

                         INSTRUCTIONS TO TRANSFER AGENT
                            COMPRESSENT CORPORATION


                                                     ____________________ , 1997


[Name, address and phone and fax number of Transfer Agent]

Dear Sirs:

        Reference is made to the Private Equity Line of Credit Agreement (the "Agreement") dated as of December 3, 1997 between the Kingsbridge Capital Limited (the "Investor") and Compressent Corporation (the "Company"). Pursuant to the Agreement, subject to the terms and conditions set forth in the Agreement the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time during the term of the Agreement shares of Common Stock of the Company, par value $.001 per share
(the "Common Stock") and (ii) the Company has issued to the Investor a warrant to purchase Common Stock (the "Warrant"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock to be issued to the Investor (or a permitted assignee) pursuant to the Agreement or upon exercise of the Warrants. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

        1.      ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

        Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investor (i) under the Agreement and (ii) upon exercise of the Warrants. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following two paragraphs, the Transfer Agent shall deliver to the Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

     At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, the Transfer Agent shall deliver to the Investor the certificates representing the Common Stock not bearing the Legend, in such names and denominations as the Investor shall request, provided that:

     (a) in connection with such event, the Investor (or its permitted assignee) shall confirm in writing to the Transfer Agent that (i) the Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a designated transferee that is not an affiliate of the Company; and (ii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement;

     (b) the Investor (or its permitted assignee) shall represent that it is permitted to dispose thereof with limitation as to amount of manner of sale pursuant to Rule 144(k) under the Securities Act; or

     (c) the Investor, its permitted assignee, or either of their brokers confirms to the transfer agent that (i) the Investor has held the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investor (or the Trading Day immediately following such date is not a Trading Day), the Investor will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act.

      2.    MECHANICS OF DELIVERY CERTIFICATES
            REPRESENTING COMMON STOCK

      In connection with any Closing pursuant to which the Investor acquires Common Stock under the Agreement, the Transfer Agent shall deliver certificates representing Common Stock (with or without the Legend, as appropriate) as promptly as practicable, but in no event later than three business days, after such Closing.

      3.    FEES OF TRANSFER AGENT; INDEMNIFICATION

      The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

      4.    THIRD PARTY BENEFICIARY

      The Company and the Transfer Agent acknowledge and agree that the Investor is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.


                                        COMPRESSENT CORPORATION



                                        By:
                                           ------------------------------------

                                        Abraham Ostrovsky

                                        Chairman and Chief Executive Officer


AGREED:

[NAME OF TRANSFER AGENT]



By:
   ------------------------------------

Name:

Title:

                                   EXHIBIT E


                            ADJUSTMENT PERIOD NOTICE

                            COMPRESSENT CORPORATION


        Notice is hereby granted that the Board of Directors of Compressent Corporation (the "Company") anticipates executing a merger or acquisition agreement within ninety (90) days of the date hereof.

        The following five-week period is hereby designated as an Adjustment Period pursuant to Section 2.4 of the PRIVATE EQUITY LINE OF CREDIT AGREEMENT dated December 3, 1997, by and between the Company and Kingsbridge Capital Limited.

        Beginning:
                  -----------------------------------

        (no sooner than twenty-one (21) days from the date this notice is deemed to be delivered)

        Expiring:
                 ------------------------------------

         The undersigned has executed this Certificate this ___ day of ________________ , 199__ .



                                        ________________________________________

                                        Abraham Ostrovsky

                                        Chairman and Chief Executive Officer





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